EXHIBIT 99.2

Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from (used by) operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2011	2010	2010		2009		2008		2011

Net Income	$15,218	$35,225	$226,984		$182,936		$208,887		$206,977

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	172,708	165,644	333,059		321,921		260,608		340,123
Deferred taxes and deferred investment tax credit	7,889	18,160	129,231		111,219		52,060		118,960
AFUDC(1) (debt and equity)	(20,209)	(23,955)	(51,467)		(44,503)		(67,968)		(47,721)
Gain on sale of asset	-	(7,575)	(7,575)		-		-		-
Amortization of other regulatory assets	78,080	42,831	110,654		101,641		7,453		145,903
Deferred rate increase	32,239	(4,103)	(8,343)		(95,890)		-		27,999
Other, net	7,022	11,619	(20,666)		(7,755)		93,029		(25,263)
FFO (before deferred energy)	292,947	237,846	711,877		569,569		554,069		766,978
Deferred energy	3,447	92,909	147,497		306,406		2,717		58,035
Adjusted FFO	$296,394	$330,755	$859,374		$875,975		$556,786		$825,013

Long-term debt	$5,151,590	$5,242,442	$4,924,109		$5,303,357		$5,266,982		$5,151,590
Current maturities of long-term debt	135,991	357,163	355,929		134,474		9,291		135,991
Total Debt	$5,287,581	$5,599,605	$5,280,038		$5,437,831		$5,276,273		$5,287,581

Interest expense (net of AFUDC(1) debt)	$158,222	$160,836	$333,010		$334,314		$300,857		$330,396
AFUDC(1) (debt)	9,045	10,864	23,355		20,229		29,527		21,536
Adjusted Interest Expense	$167,267	$171,700	$356,365		$354,543		$330,384		$351,932

FFO/Total Debt (2)			13.5%		10.5%		10.5%		14.5%
Adjusted FFO/Total Debt (2)			16.3%		16.1%		10.6%		15.6%
FFO Adjusted Interest Coverage			3.00	x	2.61	x	2.68	x	3.18	x
Adjusted FFO Interest Coverage			3.41	x	3.47	x	2.69	x	3.34	x
Shareholders' Equity			$3,350,818		$3,223,922		$3,131,186		$3,319,706
Total Capitalization (including current maturities of long-term debt)			$8,630,856		$8,661,753		$8,407,459		$8,607,287
Total Debt/Total Capitalization			61.18%		62.78%		62.76%		61.43%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.
(2) Amounts differ from prior years due to a change in presentation from Total Debt/FFO and Total Debt/Adjusted FFO to FFO/Total Debt and Adjusted FFO/Total Debt.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2011	2010	2010		2009		2008		2011

Net Income	$7,043	$17,458	$185,943		$134,284		$151,431		$175,528

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	119,586	112,755	226,252		215,873		171,080		233,083
Deferred taxes and deferred investment tax credit	4,253	9,137	92,859		96,831		45,039		87,975
AFUDC(1) (debt and equity)	(18,073)	(21,736)	(46,672)		(38,209)		(45,980)		(43,009)
Amortization of other regulatory assets	38,789	29,000	74,625		61,758		24,459		84,414
Deferred rate increase	32,239	(4,103)	(8,343)		(95,890)		-		27,999
Other, net	514	5,289	(16,153)		(159)		48,750		(20,928)
FFO (Before Deferred Energy Costs)	184,351	147,800	508,511		374,488		394,779		545,062
Deferred energy	18,088	72,096	116,230		216,629		4,211		62,222
Adjusted FFO	$202,439	$219,896	$624,741		$591,117		$398,990		$607,284

Long-term debt	$3,465,040	$3,475,347	$3,221,833		$3,535,440		$3,385,106		$3,465,040
Current maturities of long-term debt	135,991	357,163	355,929		119,474		8,691		135,991
Total Debt	$3,601,031	$3,832,510	$3,577,762		$3,654,914		$3,393,797		$3,601,031

Interest expense (net of AFUDC(1) debt)	$107,769	$107,352	$214,367		$226,252		$186,822		$214,784
AFUDC(1) (debt)	8,120	9,976	21,443		17,184		20,063		19,587
Adjusted Interest Expense	$115,889	$117,328	$235,810		$243,436		$206,885		$234,371

FFO/Total Debt (2)			14.2%		10.2%		11.6%		15.1%
Adjusted FFO/Total Debt (2)			17.5%		16.2%		11.8%		16.9%
FFO Adjusted Interest Coverage			3.16	x	2.54	x	2.91	x	3.33	x
Adjusted FFO Interest Coverage			3.65	x	3.43	x	2.93	x	3.59	x
Shareholder's Equity			$2,761,632		$2,650,039		$2,627,567		$2,798,628
Total Capitalization (including current maturities of long-term debt)			$6,339,394		$6,304,953		$6,021,364		$6,399,659
Total Debt/Total Capitalization			56.44%		57.97%		56.36%		56.27%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.
(2) Amounts differ from prior years due to a change in presentation from Total Debt/FFO and Total Debt/Adjusted FFO to FFO/Total Debt and Adjusted FFO/Total Debt.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2011	2010	2010		2009		2008		2011

Net Income	$20,088	$28,435	$72,375		$73,085		$90,582		$64,028

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	53,122	52,889	106,807		106,048		89,528		107,040
Deferred taxes and deferred investment tax credit	9,840	6,440	39,220		32,548		24,598		42,620
AFUDC(1) (debt and equity)	(2,136)	(2,219)	(4,795)		(6,293)		(21,988)		(4,712)
Gain on sale of asset	-	(7,575)	(7,575)		-		-		-
Amortization of other regulatory assets	39,242	13,716	35,799		39,146		(13,822)		61,325
Other, net	6,456	5,493	(7,929)		(8,778)		36,694		(6,966)
FFO (before deferred energy)	126,612	97,179	233,902		235,756		205,592		263,335
Deferred energy	(14,641)	20,813	31,267		89,777		(1,494)		(4,187)
Adjusted FFO	$111,971	$117,992	$265,169		$325,533		$204,098		$259,148

Long-term debt	$1,180,051	$1,281,500	$1,195,775		$1,282,225		$1,395,987		$1,180,051
Current maturities of long-term debt	-	-	-		15,000		600		-
Total Debt	$1,180,051	$1,281,500	$1,195,775		$1,297,225		$1,396,587		$1,180,051

Interest expense (net of AFUDC(1) debt)	$33,720	$34,158	$68,514		$69,413		$72,712		$68,076
AFUDC(1) (debt)	925	888	1,912		3,044		9,464		1,949
Adjusted Interest Expense	$34,645	$35,046	$70,426		$72,457		$82,176		$70,025

FFO/Total Debt (2)			19.6%		18.2%		14.7%		22.3%
Adjusted FFO/Total Debt (2)			22.2%		25.1%		14.6%		22.0%
FFO Adjusted Interest Coverage			4.32	x	4.25	x	3.50	x	4.76	x
Adjusted FFO Interest Coverage			4.77	x	5.49	x	3.48	x	4.70	x
Shareholder's Equity			$973,420		$1,009,258		$877,961		$945,771
Total Capitalization (including current maturities of long-term debt)			$2,169,195		$2,306,483		$2,274,548		$2,125,822
Total Debt/Total Capitalization			55.13%		56.24%		61.40%		55.51%

(1) Allowance for borrowed funds used during construction or allowance for equity funds used during construction.
(2) Amounts differ from prior years due to a change in presentation from Total Debt/FFO and Total Debt/Adjusted FFO to FFO/Total Debt and Adjusted FFO/Total Debt.